EXHIBIT 99.1
Investor Presentation February 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

1 At closing market price on Feb 8, 2008. 2 Shares issued in IPO, including over-allotment option. Primary Shares Outstanding: 74,199,836 Share Price (02/08/2008): $25.09 Primary Market Capitalization1: Annual Dividend/Yield1 : $0.50 per share (2.0%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Tom Cholnoky, Goldman Sachs Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Susan Spivak Bernstein, Wachovia $1.86bn Selected Market Information

Introduction to Validus

The Validus Investment Opportunity Already one of the leading global organizations in the short tail specialty risk classes Capitalized on our first mover advantage in entering the market in December 2005 Outstanding management team focused on cutting edge risk management and underwriting Operating in the best priced segments of the global market Talbot acquisition positions us for further global growth and efficient capital leverage at continued high ROE

Validus - Fourth Quarter 2007 Financial Highlights Financial Performance: Net income of $139.0mm ($1.77 per diluted share) Net operating income of $131.5mm ($1.68 per diluted share) Balance Sheet: Total investments and cash of $3.11bn Total GAAP capitalization of $2.28bn Total shareholders' equity of $1.93bn Book value per share: Diluted book value per share of $24.00 7.3% growth in diluted book value over September 30, 2007 21.6% growth in diluted book value over prior 12 months Annualized net operating return on average equity of 28.2%

Translating Initial Momentum into a Growing Franchise Sept. 2005: Initial discussions to form Validus Dec. 2005: Raised $1.0bn Dec. 2005: "A-" rating from A.M. Best Jan. 2006: $217.4mm GPW May 2006: Petrel Re formed; sidecar focusing on Marine and Energy risks Jan. 2007: $362.0mm GPW (66.5% increase) July 2007: Acquisition of Talbot completed Key Dates

Harbor Point Flagstone Lancashire Ariel Validus 2006 Net Income ($mm) 79.4 138.1 159.8 161.5 182.1 Talbot Acquisition: Building on Success Talbot brings Validus ... Validus was already the most profitable among the "Class of 2005" 2006 Net Operating Income ($mm) 3 Complementary short-tail businesses Risk and geographic diversification The global reach, distribution and ratings of Lloyd's Strong financial performance Greater earnings power Proven management team Per Atrium 2006 Annual Report, Ariel Re 2006 financials, combined net operating income (before purchase accounting and financing adjustments) equals $240.9mm. Represents net income (public information does not disclose full income statement data). Operating income excludes net realized gains (losses), net unrealized gains (losses) on investments and gains (losses) arising from translation of non-US$ denominated balances. 2 Talbot acquisition doubles our size, reduces earnings volatility and improves ROE See Note (1) See Note (2)

Superior Underwriting Skills Deep analytics based underwriting culture Focus on short-tail reinsurance contracts with superior risk and return characteristics Market leadership - not a "price-taker" Focus on return on marginal capital deployed Talbot is an acknowledged lead underwriter in its classes at Lloyd's Stuart Mercer Chief Risk Officer Conan Ward Chief Underwriting Officer Underwriting Philosophy Risk Analytics Team 17 Members Underwriting Team 8 Members Advanced technical degrees 5 PhDs 3 Masters degrees Average 16 years of industry experience Underwriting Team 15 years experience Axis Re EVP and founding member 18 years experience Energy and weather trading Rupert Atkin CEO (Talbot) 27 years experience Talbot (and predecessors) since 1990 Underwriting Team 50 Members Average 27 years of industry experience for the 15 line underwriters

Differentiation Based on Intellectual Capital Validus Approach Differentiation "Scorecard"

Validus Holdings - The Management Difference Proven, Experienced, Broad Expertise Further Depth Provided by Talbot

Validus Re Segment

Focused, Short-Tail Reinsurer with Established Market Presence Specialty Bermuda-based reinsurer with focus on short-tail property, marine and other specialty risks with attractive risk- adjusted returns First mover advantage in 2006: $248.2mm of gross premiums written in Q1'06; $540.8mm in full year 2006 Continued momentum in 2007: $702.1mm of gross premiums written 2007FY vs. $540.8mm for 2006FY Leading edge underwriting and risk management skills Quoting market Other Specialty Marine Property Property CAT 0.095 0.195 0.259 0.451 Diversified within Short-Tail Lines (Validus Re 2007 GPW) Total: $702.1mm

Validus Re - Fourth Quarter 2007 Segment Results

Talbot Segment

Overview of Talbot Underwrites a wide range of commercial classes Focus on marine and short-tail businesses Consistent top quartile profit performer at Lloyd's1 Bermuda holding company and two underwriting platforms: Syndicate 1183 at Lloyd's Underwriting Risk Services Ltd. $687.7mm2 in gross premiums written in 2007 Used third party capital since 2002, which can be replaced by Validus to enhance earnings from 2008 1 Cityplace Analysis Ltd. 2 U.S. GAAP basis.

Talbot Benefits to Validus Holdings Focus on short-tail specialty lines where Validus has limited or no presence Expanded global short-tail underwriting abilities Risk Diversification Benefits Talbot exposures focused mostly on non-US risks that do not aggregate with Validus' Focus on specialty insurance vs. specialty reinsurance in case of Validus Profitable operations in every year including 2005 ($16.2mm profit before third party capital payments) Clean balance sheet: no legacy liabilities Strong track record Stable management and underwriting teams Good "cultural" fit Lloyd's global distribution and worldwide licenses A+ (Strong) rating from S&P; A (Excellent) from A.M. Best Capital advantage Complimentary Short-tail Businesses Benefits from Lloyd's Membership Strong Financial Performance Proven Management Team

Talbot - Fourth Quarter 2007 Segment Results

Financial Overview

Fourth Quarter 2007 Financial Review

Investment Philosophy and Portfolio Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (2.0 years as of 12/31/07) Q4'07 investment yield: 4.91% (1) No exposure to alternative asset classes Limited exposure to subprime (ABS exposure of $22.9mm equals 0.74% of cash and investments) Invested Asset Mix as of December 31, 2007 1 Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. Total: $3.1bn Govt & Agency Non US Govt/Agency Corporate ABS/MBS Short Term Cash East 22.8 4.6 15.7 34.6 8.1 14.3

Conservative Reserving Philosophy Validus Gross Reserve Mix As of December 31, 2007 Gross reserves for losses and loss expenses of $926.1mm IBNR represents 50.0% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development Recognized $30.6mm of favorable reserve development in Q4'07 Talbot reserve release of $29.7mm Validus reserve release of $0.9mm Observations IBNR Case Reserves East 50 50

Conclusions

The Validus Investment Opportunity Already one of the leading global organizations in the short tail specialty risk classes Capitalized on our first mover advantage in entering the market in December 2005 Outstanding management team focused on cutting edge risk management and underwriting Operating in the best priced segments of the global market Talbot acquisition positions us for further global growth at continued high ROE

Investor Presentation February 2008